UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2021

GENUFOOD ENERGY ENZYMES CORP.

(Exact name of registrant as specified in charter)

Nevada	000-56112	68-0681158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1108 S. Baldwin Avenue, Suite 107 Arcadia, California	91007
(Address of principal executive offices)	(Zip Code)

(855) 707-2077

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 6, 2021, the Board of Directors of Genufood Energy Enzymes Corp. (the “Company”) modified compensation levels for its officers, directors and consultants, effective that date, as follows:

•	The monthly salary of the President/Chief Executive Officer is $2,500.00.
•	The monthly salary of the Treasurer/Chief Financial Officer/Secretary is $2,300.00.
•	The monthly consultancy fee paid to Kuang Ming Tsai is $1,500.00.
•	The fee paid to the Chairman of the Board for attending meetings of the Board of Directors is $1,000.00 per meeting.
•	The fee paid to all other non-employee directors for attending meetings of the Board of Directors is $500.00 per meeting; employee directors will not be paid a fee for attending Board meetings beyond their officer salary.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

 On August 1, 2021, the Board of Directors of the Company provisionally voted to remove Jui Pin Lin as President and Chief Executive Officer of the Company. On August 6, 2021, on a motion for reconsideration, that provisional vote was affirmed by the Board of Directors. Also on August 6, 2021, the Board of Directors voted to appoint Jai-Tian (Jeffrey) Lin as President and Chief Executive Officer of the Company. Jui Pin Lin will continue to serve as a director of the Company. Jai-Tian Lin and Jui Pin Lin are not related.

Jai-Tian Lin, age 54, has been a director of the Company since July 5, 2021. He co-founded ZWINIC Holdings Corporation in Taiwan, a company engaged in biotechnology, in November 2017 and has served as a director of the company since that time. He also co-founded Touchin Intelligent Co., Ltd. in Taiwan, a company engaged in artificial intelligent marketing, in July 2017 and has served as a marketing consultant to the company since that time. Mr. Lin has been employed at Prudential of Taiwan since August 2003, in various sales capacities from August 2003 through November 2009, and as a financial consultant since December 2009. Mr. Lin received his undergraduate degree in electrical engineering in 1988 from National Taipei University of Technology, a Masters degree in in industrial engineering in 2015 from National Taiwan University and is currently a Ph.D. candidate in mechanical engineering at National Taiwan University.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENUFOOD ENERGY ENZYMES CORP.

Date: August 10, 2021	By:	/s/ Jai-Tian Lin
Name: Jai-Tian Lin Title: Chief Executive Officer

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